John Hancock Trust
Supplement dated January 12, 2010
to the Prospectus dated May 1, 2009
SHORT-TERM BOND TRUST
The following investment policy:
“The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the fund’s net assets will be invested in high yield bonds.”
is amended and restated as follows:
“The securities and instruments will have an average credit quality rating of at least “A” and a weighted average effective maturity between one and three years, and no more than 15% of the fund’s net assets will be invested in high yield bonds.”